Second Quarter Investor Presentation August 6, 2019

Safe Harbor Disclosure  We make forward-looking statements in this presentation that are subject to risks and uncertainties. These forward-looking statements include information about possible or assumed future results of our business, financial condition, liquidity, results of operations, cash flow and plans and objectives. When we use the words “believe,” “expect,” “anticipate,” “estimate,” “plan,” “continue,” “intend,” “should,” “may” or similar expressions, we intend to identify forward-looking statements.  Statements regarding the following subjects, among others, may be forward-looking: market trends in our industry, interest rates, real estate values, the debt financing markets or the general economy or the demand for and availability of residential and small-balance commercial real estate loans; our business and investment strategy; our projected operating results; actions and initiatives of the U.S. government and changes to U.S. government policies and the execution and impact of these actions, initiatives and policies; the state of the U.S. economy generally or in specific geographic regions; economic trends and economic recoveries; our ability to obtain and maintain financing arrangements; changes in the value of our mortgage portfolio; changes to our portfolio of properties; impact of and changes in governmental regulations, tax law and rates, accounting guidance and similar matters; our ability to satisfy the real estate investment trust qualification requirements for U.S. federal income tax purposes; availability of qualified personnel; estimates relating to our ability to make distributions to our stockholders in the future; general volatility of the capital markets and the market price of our shares of common stock; and the degree and nature of our competition.  The forward-looking statements are based on our beliefs, assumptions and expectations of our future performance, taking into account all information currently available to us. Forward-looking statements are not predictions of future events. These beliefs, assumptions and expectations can change as a result of many possible events or factors, not all of which are known to us. If a change occurs, our business, financial condition, liquidity and results of operations may vary materially from those expressed in our forward-looking statements. Furthermore, forward-looking statements are subject to risks and uncertainties, including, among other things, those described under Item 1A of our Annual Report on Form 10-K for the year ended December 31, 2018, which can be accessed through the link to our Securities and Exchange Commission ("SEC") filings on our website (www.great-ajax.com) or at the SEC's website (www.sec.gov). Other risks, uncertainties, and factors that could cause actual results to differ materially from those projected may be described from time to time in reports we file with the SEC, including reports on Forms 10-Q and 8-K. Any forward-looking statement speaks only as of the date on which it is made. New risks and uncertainties arise over time, and it is not possible for us to predict those events or how they may affect us. Except as required by law, we are not obligated to, and do not intend to, update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Unless stated otherwise, financial information included in this presentation is as of June 30, 2019. 2

Business Overview  Leverage long-standing relationships to acquire mortgage loans through privately negotiated transactions from a diverse group of customers – Over 90% of our acquisitions since inception have been privately negotiated – Acquisitions made in 284 transactions since inception. Eleven transactions closed in Q2 2019  Use our manager’s proprietary analytics to price each mortgage pool on an asset-by-asset basis – We own 19.8% of our manager  Adjust individual loan bid price to accumulate clusters of loans in attractive demographic metropolitan areas – Typical acquisition contains 25 – 100 loans with a total market value between $5 – $20 million  Our affiliated servicer services the loans asset-by-asset and borrower-by-borrower – We own 8% and hold warrants to purchase up to an additional 12% of the servicer  Our objective is to maximize returns for each asset by utilizing a full menu of loss mitigation and asset optimization techniques  Analytics and processes of our manager and servicer enable us to broaden our reach through joint ventures with third-party institutional accredited investors  Use moderate non-mark-to-market leverage 3

Highlights – Quarter Ended June 30, 2019  Purchased $90.7 million of re-performing mortgage loans ("RPLs") with an unpaid principal balance (“UPB”) of $106.6 million and underlying collateral values of $163.2 million; and acquired $0.7 million of small balance commercial mezzanine mortgage loans  Sold $176.9 million of loans with $200.1 million in UPB and collateral values of $320.1 million to a joint venture with third-party accredited institutional investors for a gain of $7.0 million, and retained $20.1 million in varying classes of securities issued by the joint venture  Ended the quarter with $1.2 billion in net mortgage loans and $198.0 million of investments in debt securities and beneficial interests in joint ventures  Acquired one multi-family rental property for $2.3 million  Interest income of $28.1 million net of $0.4 million in servicing fee expense on loans held in joint ventures; Net interest income after provision for loan losses of $12.6 million  Net income attributable to common stockholders of $13.0 million  Basic earnings per share (“EPS”) of $0.67  Taxable income of $0.75 per share  Book value per share of $15.85 at June 30, 2019  Collected total cash of $59.9 million, exclusive of the results of our loan sale, including $52.4 million from our mortgage loan and REO portfolio and $7.5 million from our investments in debt securities and beneficial interests  Held $55.7 million of cash and cash equivalents at June 30, 2019 4

Portfolio Overview – as of June 30, 2019 Unpaid Principal Balance1 Property Value2 2% 3% 3% RPL RPL NPL NPL REO 95% 97% $1,334 MM $1,905 MM RPL: $1,299 MM RPL: $1,814 MM NPL: $ 35 MM NPL: $ 46 MM REO & Rental: $ 45 MM 1 Includes $378.1 million UPB in RPLs included in joint ventures with third-party institutional accredited investors that are required to be consolidated for GAAP purposes 2 Real estate owned (“REO”) and rental property value is presented at estimated property fair value less expected liquidation costs 5

Portfolio Growth Re-performing Loans  RPL UPB includes $40.4 million of SBC loans , which are performing loans. Includes $378.1 million UPB in RPLs included in joint ventures with third-party institutional accredited investors that are required to be consolidated for GAAP purposes  RPL status stays constant based on initial purchase status 6

Portfolio Growth Non-performing Loans  NPL status stays constant based on initial purchase status 7

Portfolio Concentrated in Attractive Markets  Clusters of loans in attractive, densely populated markets  Stable liquidity and home prices  Over 80% of the portfolio in our target markets Portland New York / New Jersey Metro Area Las Vegas Washington DC Metro Area Los Angeles San Diego Phoenix Atlanta Dallas Target Markets Houston Orlando Target States Property Management Tampa Miami, Business Management Ft. Lauderdale, REIT, Servicer & Manager Headquarters W. Palm Beach 8

Portfolio Migration Total Pre 2Q 2019 Acquisitions ($ in thousands) Acquisition Current Based on Count UPB Count UPB Liquidated- Loans - - 1,966 414,445 Liquidated- Purch REO - - 31 6,114 24for24 808 144,141 4,393 949,794 12for12 407 88,420 1,176 250,115 7for7 3,165 711,201 150 37,732 4f4-6f6 1,673 369,672 163 35,023 Less than 4f4 2,273 482,349 432 90,579 REO - - 106 32,717 NPL 561 133,221 501 118,601 Purchased REO 34 8,074 3 1,958 8,921 1,937,078 8,921 1,937,078  24 for 24: Loan that has made 24 full payments in the last 24 months  12 for 12: Loan that has made 12 full payments in the last 12 months  7 for 7: Loan that has made 7 full payments in the last 7 months 9  NPL: <1 full payment in the last three months

Subsequent Events  Acquisitions Under Contract1  RPL  UPB: $163.5MM2  Collateral Value: $273.6MM  Price/UPB: 92.7%  Price/Collateral Value: 55.4%  745 loans in 4 transactions  SBC – Properties Under Contract  Price: $17.9MM  6 properties in 6 transactions  On July 26, 2019, we closed Ajax Mortgage Loan Trust 2019-D with $140.4 million of AAA rated senior securities, and aggregate of $16.2 million of AA and A rated securities issued with respect to $193.3 million of mortgage loans, all of which were RPLs. The AAA, AA and A rated securities have a weighted average coupon of 3.0124% and represent 81.05% of the UPB of the underlying mortgage loans  A dividend of $0.32 per share, to be paid on August 30, 2019 to common stockholders of record as of August 19, 2019 1 While these acquisitions are expected to close, there can be no assurance that these acquisitions will close or that the terms thereof may not change. 2Approximately $161.7 million UPB is expected to close through joint ventures with third-party institutional accredited investors 10

Financial Metrics – Excluding consolidation of the portion of securitizations owned by third-party institutional accredited investors[1]

($ in thousands)	Excluding the consolidation of 2017 D and 2018 C				
	Q2-19	Q1-19	Q4-18	Q3-18	Q2-18
Interest Income on Loans [1]	22,268	24,112	23,681	24,626	24,757
Interest Income on Debt Securities and Beneficial Interests [2]	3,140	2,416	1,155	444	238
Average Loans	1,043,463	1,147,220	1,145,739	1,138,599	1,149,225
Average Loan Yield (net of impairments)	8.8%	8.7%	8.5%	8.9%	8.9%
Average Debt Securities and Beneficial Interests	192,129	135,449	72,535	32,693	16,262
Average Debt Securities and Beneficial Interests Yield	6.7%	7.3%	6.5%	5.5%	6.0%
Average Total Asset Yield	8.5%	8.5%	8.4%	8.8%	8.9%
Total Interest Expense	13,955	14,166	13,472	12,196	12,031
Asset Level Interest Expense	11,401	11,608	11,116	10,037	9,877
Average Asset Level Debt	983,585	1,000,461	958,606	871,443	865,787
Average Asset Level Debt Cost	4.7%	4.7%	4.7%	4.7%	4.6%
Asset Level Net Interest Margin	3.8%	3.8%	3.7%	4.2%	4.2%
Total Average Debt	1,101,627	1,118,095	1,068,658	974,472	968,618
Total Average Debt Cost	5.2%	5.2%	5.1%	5.1%	5.1%
Total Net Interest Margin	3.3%	3.4%	3.3%	3.7%	3.8%
Non-Interest Operating Expenses/Avg Assets	1.6%	1.7%	1.6%	1.7%	1.7%
ROAA - ex net REO and loan impairments and losses	4.3%	2.5%	2.6%	3.3%	2.7%
ROAA - Net REO and loan impairments, gains and losses	-0.3%	-0.2%	-0.5%	-0.7%	-0.3%
ROAA - Total	4.0%	2.3%	2.2%	2.5%	2.4%
ROAE - ex net REO and loan impairments and losses	18.5%	11.1%	11.1%	12.6%	11.5%
ROAE - Net REO and loan impairments, gains and losses	-1.3%	-1.0%	-1.8%	-2.8%	-1.2%
ROAE - Total	17.2%	10.1%	9.3%	9.8%	10.3%
Average Leverage Ratio - Asset Backed	2.9	3.0	2.9	2.7	2.8
Average Leverage Ratio - Convertible Debt	0.3	0.4	0.3	0.3	0.3
Average Leverage Ratio - Total	3.2	3.3	3.2	3.0	3.2
Ending Leverage Ratio - Asset Backed [3]	2.9	3.3	3.2	3.0	2.8
Ending Leverage Ratio - Convertible Debt	0.4	0.4	0.4	0.3	0.3
Ending Leverage Ratio - Total [4]	3.3	3.6	3.6	3.3	3.1

[1] Interest income on loans is net of impairments
[2] Interest income on debt securities is net of servicing fee
[3] Excludes the impact consolidating trusts and convertible debt
[4] Excludes the impact of consolidating trusts

[1] The Company believes these financial metrics provide investors with useful supplemental information relating to the Company's results of operation and financial performance. These adjusted financial metrics are non-GAAP financial measures and should be considered in addition to, but not as a substitute for, the financial measures prepared in accordance with GAAP as reflected on other slides in this presentation. The following slide provides a reconciliation of these financial metrics to the most comparable GAAP measure.

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Financial Metrics - Reconciliation of GAAP consolidated financial metrics to non-GAAP financial metrics excluding the portion of securitizations owned by third-party institutional accredited investors

GREAT AJAX

Reconciliation of GAAP Consolidated to GAAP Consolidated Excluding the Consolidation of 2017 D and 2018 C

($ in thousands)	Q2-19 GAAP Consolidated	Consolidation Impact of 2017 D	Consolidation Impact of 2018 C	Q2-19 Excluding the Consolidation of 2017 D and 2018 C	Q1-19 Excluding the Consolidation of 2017 D and 2018 C	Q4-18 Excluding the Consolidation of 2017 D and 2018 C	Q3-18 Excluding the Consolidation of 2017 D and 2018 C
Interest Income on Loans [1]	24,621	1,276	1,077	22,268	24,112	23,681	24,626
Interest Income on Debt Securities and Beneficial Interests	3,140	-	-	3,140	2,416	1,155	444
Average Loans	1,199,421	79,274	76,684	1,043,463	1,147,220	1,145,739	1,138,599
Average Loan Yield (net of impairments)	8.5%	0.1%	0.2%	8.8%	8.7%	8.5%	8.9%
Average Debt Securities and Beneficial Interests	192,129	-	-	192,129	135,449	72,535	32,693
Average Debt Securities and Beneficial Interests Yield	6.7%	0.0%	0.0%	6.7%	7.3%	6.5%	5.5%
Average Total Asset Yield	8.2%	0.1%	0.1%	8.5%	8.5%	8.4%	8.8%
Total Interest Expense	15,439	669	815	13,955	14,166	13,472	12,196
Asset Level Interest Expense	12,885	669	815	11,401	11,608	11,116	10,037
Average Asset Level Debt	1,107,812	66,985	57,242	983,585	1,000,461	958,606	871,443
Average Asset Level Debt Cost	4.7%	0.0%	-0.1%	4.7%	4.7%	4.7%	4.7%
Asset Level Net Interest Margin	3.5%	0.1%	0.2%	3.8%	3.8%	3.7%	4.2%
Total Average Debt	1,225,854	66,985	57,242	1,101,627	1,118,095	1,068,658	974,472
Total Average Debt Cost	5.1%	0.1%	0.0%	5.2%	5.2%	5.1%	5.1%
Total Net Interest Margin	3.1%	0.1%	0.2%	3.3%	3.4%	3.3%	3.7%
Non-Interest Operating Expenses/Avg Assets	1.5%	0.1%	0.0%	1.6%	1.7%	1.6%	1.7%
ROAA - ex net REO and loan impairments and losses	3.8%	0.2%	0.2%	4.3%	2.5%	2.6%	3.3%
ROAA - Net REO and loan impairments, gains and losses	-0.3%	0.0%	0.0%	-0.3%	-0.2%	-0.5%	-0.7%
ROAA - Total	3.5%	0.2%	0.2%	4.0%	2.3%	2.2%	2.5%
ROAE - ex net REO and loan impairments and losses	18.5%	0.0%	0.0%	18.5%	11.1%	11.1%	12.6%
ROAE - Net REO and loan impairments, gains and losses	-1.3%	0.0%	0.0%	-1.3%	-1.0%	-1.8%	-2.8%
ROAE - Total	17.2%	0.0%	0.0%	17.2%	10.1%	9.3%	9.8%
Average Leverage Ratio - Asset Backed	3.3	(0.2)	(0.2)	2.9	3.0	2.9	2.7
Average Leverage Ratio - Convertbile Debt	0.3	-	-	0.3	0.4	0.3	0.3
Average Leverage Ratio - Total	3.6	(0.2)	(0.2)	3.2	3.3	3.2	3.0
Ending Leverage Ratio - Asset Backed [3]	3.1	(0.1)	(0.1)	2.9	3.3	3.2	3.0
Ending Leverage Ratio - Convertible Debt	0.3	0.0	0.0	0.4	0.4	0.4	0.3
Ending Leverage Ratio - Total [4]	3.4	(0.0)	(0.1)	3.3	3.6	3.6	3.3

[1] Interest income on loans is net of impairments

[2] Interest income on debt securities is net of servicing fee

[3] Excludes the impact of consolidating trusts and convertible debt

[4] Excludes the impact of consolidating trusts

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Consolidated Statements of Income (Dollars in thousands except per share amounts) (Unaudited) Three months ended June 30, 2019 March 31, 2019 December 31, 2018 September 30, 2018 (unaudited) (unaudited) (unaudited) (unaudited) INCOME: Interest income $ 28,128 $ 29,452 $ 28,484 $ 27,416 Interest expense (15,439) (15,685) (15,045) (12,997) Net interest income 12,689 13,767 13,439 14,419 Provision for loan losses (85) (154) (799) (365) Net interest income after provision for loan losses 12,604 13,613 12,640 14,054 Income from equity method investments 257 461 134 239 Gain on sale of mortgage loans 7,014 - - - Other income 828 1,110 1,120 457 Total income 20,703 15,184 13,894 14,750 EXPENSE: Related party expense - loan servicing fees 2,274 2,506 2,550 2,457 Related party expense - management fee 1,652 1,688 1,597 1,456 Loan transaction expense 191 69 24 (25) Professional fees 634 862 582 482 Real estate operating expense 887 786 858 1,001 Other expense 1,219 1,081 1,014 964 Total expense 6,857 6,992 6,625 6,335 Loss on debt extinguishment 182 - - 836 Income before provision for income tax 13,664 8,192 7,269 7,579 Provision for income tax 38 71 (38) 84 Consolidated net income 13,626 8,121 7,307 7,495 Less: consolidated net income attributable to non- 599 791 711 937 controlling interests Consolidated net income attributable to common $ 13,027 $ 7,330 $ 6,596 $ 6,558 stockholders Basic earnings per common share $ 0.67 $ 0.39 $ 0.35 $ 0.35 Diluted earnings per common share $ 0.56 $ 0.36 $ 0.34 $ 0.34 Weighted average shares – basic 19,169,941 18,811,713 18,771,423 18,691,393 Weighted average shares – diluted 27,732,587 27,829,448 27,163,859 26,592,806 13

Consolidated Balance Sheets (Dollars in thousands except per share amounts) ASSETS June 30, 2019 December 31, 2018 (Unaudited) Cash and cash equivalents $ 55,728 $ 55,146 Cash held in trust 22 24 Mortgage loans, net(1,4) 1,198,140 1,310,873 Property held-for-sale, net(2) 21,335 19,402 Rental property, net 20,883 17,635 Investments at fair value 157,763 146,811 Investments in beneficial interests 40,231 22,086 Receivable from servicer 18,686 14,587 Investment in affiliates 8,799 8,653 Prepaid expenses and other assets 9,643 7,654 Total assets $ 1,531,230 $ 1,602,871 LIABILITIES AND EQUITY Liabilities: Secured borrowings, net(1,3,4) $ 506,741 $ 610,199 Borrowings under repurchase transactions 554,122 534,089 Convertible senior notes, net(3) 118,148 117,525 Management fee payable 814 881 Accrued expenses and other liabilities 5,819 5,898 Total liabilities 1,185,644 1,268,592 Equity: Preferred stock $0.01 par value; 25,000,000 shares authorized, — — none issued or outstanding Common stock $0.01 par value; 125,000,000 shares authorized, 19,654,330 shares at June 30, 2019 and 18,909,874 shares at 197 189 December 31, 2018 issued and outstanding Additional paid-in capital 273,438 260,427 Treasury stock (352) (270) Retained earnings 48,301 41,063 Accumulated other comprehensive gain/(loss) 532 (575) Equity attributable to stockholders 322,116 300,834 Non-controlling interests (5) 23,470 33,445 Total equity 345,586 334,279 Total liabilities and equity $ 1,531,230 $ 1,602,871 (1) Mortgage loans, net include $764.5 million and $897.8 million of loans at June 30, 2019 and December 31, 2018, respectively, transferred to securitization trusts that are variable interest entities (“VIEs”); these loans can only be used to settle obligations of the VIEs. Secured borrowings consist of notes issued by VIEs that can only be settled with the assets and cash flows of the VIEs. The creditors do not have recourse to the primary beneficiary (Great Ajax Corp.). Mortgage loans, net include $1.4 million and $1.2 of allowance for loan losses at June 30, 2019 and December 31, 2018, respectively. (2) Property held-for-sale, net, includes valuation allowances of $2.1 million and $1.8 million at June 30, 2018 and December 31, 2018, respectively. (3) Secured borrowings and Convertible senior notes are presented net of deferred issuance costs (4) As of June 30, 2019, balances for Mortgage loans, net includes $360.8 million and Secured borrowings, net of deferred costs includes $221.6 million from the 50.0% and 63.0% owned joint ventures. As of December 31, 2018, balances for Mortgage loans, net includes $377.0 million and Secured borrowings, 14 net of deferred costs includes $231.9 million from the 50.0% and 63.0% owned joint venture, all of which we consolidate under U.S. GAAP. (5) Non-controlling interests includes $21.4 million at June 30, 2019, from the 50.0% and 63.0% owned joint ventures. Non-controlling interests includes $20.4 million at December 31, 2018, from a 50% and 63.0% owned joint venture, all of which we consolidate under U.S. GAAP.